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                                                                   Exhibit 10.42

                 FIRST AMENDMENT TO BORROWER PLEDGE AGREEMENT

          FIRST AMENDMENT, dated as of August 7, 2000 (this "First Amendment"),
                                                             ---------------
between FIBERNET OPERATIONS, INC. (formerly known as FiberNet Telecom Group, Inc.), a Delaware corporation (the "Borrower"), and DEUTSCHE BANK AG, NEW YORK
                                    --------
BRANCH, as the administrative agent (the "Administrative Agent") to the BORROWER
                                          --------------------
PLEDGE AGREEMENT, dated as of April 11, 2000 (the "Borrower Pledge Agreement"),
                                                   -------------------------
among the Borrower and the Administrative Agent.

                                   RECITALS
                                   --------

          A. The Borrower has acquired 3.614% of the membership interests of Devnet L.L.C. ("Devnet").

          B. The Borrower wishes to amend the Borrower Pledge Agreement in order to pledge such membership interests in Devnet to the Administrative Agent, for the benefit of the Secured Parties.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                  ARTICLE I.
                                  AMENDMENT


     Section 1.01   Pledged Shares.
     ------------   --------------

     Attachment 1 to the Borrower Pledge Agreement is deleted in its entirety
     ------------
and is replaced by Annex I hereto.

                                  ARTICLE II.
                                 MISCELLANEOUS

     Section 2.01   Execution of this First Amendment.
     ------------   ---------------------------------

     This First Amendment is executed and shall be construed as an amendment to the Borrower Pledge Agreement, and, as provided in the Borrower Pledge Agreement, this First Amendment forms a part thereof.

     Section 2.02   Representations and Warranties.
     ------------   ------------------------------

          The Borrower hereby represents and warrants to the Administrative Agent that (a) all consents, approvals and authorizations necessary for the Borrower's execution, delivery

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and performance of this First Amendment have been obtained or made and (b) this
First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     Section 2.03   Waiver.
     ------------   ------

          This First Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Borrower Pledge Agreement and, except as specifically modified pursuant to the terms of this First Amendment, the terms and conditions of the Borrower Pledge Agreement remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent under the Borrower Pledge Agreement. The execution and delivery by the Administrative Agent of this First Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

     Section 2.04   Counterparts; Integration; Effectiveness.
     ------------   ----------------------------------------

          This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This First Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This First Amendment shall become effective when it shall have been executed by each of the Borrower and Administrative Agent and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Secured Parties and, subject to and in accordance with Section 9.16 of the Credit Agreement, their respective
                ------------
successors and assigns. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this First Amendment.

     Section 2.05   Severability.
     ------------   ------------

          Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 2.06   Governing Law.
     ------------   -------------

          This First Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

     Section 2.07   Headings.
     ------------   --------

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          Article and Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              FIBERNET OPERATIONS, INC.

                              By: /s/ Michael S. Liss
                                 ___________________________________________
                                 Name:  Michael S. Liss
                                 Title: Chief Executive Officer
                                        and President

                              DEUTSCHE BANK AG NEW YORK
                              BRANCH, as Administrative Agent

                              By: /s/ Alexander Richarz
                                 ___________________________________________
                                 Name:  Alexander Richarz
                                 Title: Assistant Vice President

                              By: /s/ Kelvin Cheng
                                 ___________________________________________
                                 Name:  Kelvin Cheng
                                 Title: Associate

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                                                                         Annex I
                                                          to the First Amendment


                                                                    Attachment 1
                                                to the Borrower Pledge Agreement

Item A.   Pledged Notes
          -------------

 Pledged Note Issuer                          Description of Pledged Notes
------------------------    ----------------------------------------------------
None                                     Not applicable



Item B.  Pledged Shares
         --------------
 Pledged Share Issuer                         Description of Shares
------------------------       -------------------------------------------------

                                                                        % of
                                                                     Outstanding
                                                                       Shares
                                                                      Pledged
                      ----------------------------------------------------------

FIBERNET TELECOM, INC.                Certificated Securities for       100%
                                      1,000 Shares 100% of Common
                                      Stock representing 100% of the
                                      outstanding Common Stock of
                                      FiberNet Telecom, Inc.

DEVNET L.L.C.                         Certificated Securities         3.614%
                                      representing 3.614% of
                                      the membership interest of
                                      Devnet L.L.C.